Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Acxiom Corporation ("Acxiom"), acting pursuant to authorization of the Board of Directors of Acxiom, hereby appoints Catherine L. Hughes and Jerry C. Jones, or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Acxiom, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to (i) the issuance and sale of up to 2,500,000 shares of common stock, $.10 par value, of Acxiom to be issued and delivered in accordance with the Acxiom Corporation Retirement Savings Plan (the “Plan”); and (ii) an indeterminate number of interests to be offered or sold pursuant to the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 3rd day of August, 2006.

Signed:	/s/ William T. Dillard II
Name:	WILLIAM T. DILLARD II

Signed:	/s/ Michael J. Durham
Name:	MICHAEL J. DURHAM

Signed:	/s/ Mary L. Good
Name:	MARY L. GOOD

Signed:	/s/ Ann Die Hasselmo
Name:	ANN DIE HASSELMO

Signed:	/s/ William J. Henderson
Name:	WILLIAM J. HENDERSON

Signed:	/s/ Rodger S. Kline
Name:	RODGER S. KLINE

Signed:	/s/ Charles D. Morgan
Name:	CHARLES D. MORGAN

Signed:	/s/ Thomas F. (Mack) McLarty, III
Name:	THOMAS F. (MACK) MCLARTY, III

Signed:	/s/ Stephen M. Patterson
Name:	STEPHEN M. PATTERSON

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, director of Acxiom Corporation ("Acxiom"), acting pursuant to authorization of the Board of Directors of Acxiom, hereby appoints Catherine L. Hughes and Jerry C. Jones, or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director of Acxiom, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to (i) the issuance and sale of up to 2,500,000 shares of common stock, $.10 par value, of Acxiom to be issued and delivered in accordance with the Acxiom Corporation Retirement Savings Plan (the “Plan”); and (ii) an indeterminate number of interests to be offered or sold pursuant to the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 14th day of August, 2006.

Signed:	/s/ Jeffrey W. Ubben
Name:	JEFFREY W. UBBEN

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned Chief Financial Officer of Acxiom Corporation ("Acxiom"), acting pursuant to authorization of the Board of Directors of Acxiom, hereby appoints Catherine L. Hughes and Jerry C. Jones, or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as an officer of Acxiom, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to (i) the issuance and sale of up to 2,500,000 shares of common stock, $.10 par value, of Acxiom to be issued and delivered in accordance with the Acxiom Corporation Retirement Savings Plan (the “Plan”); and (ii) an indeterminate number of interests to be offered or sold pursuant to the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 24th day of August, 2006.

Signed:	/s/ Frank J. Cotroneo
Name:	FRANK J. COTRONEO
Chief Financial Officer